UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2024

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 21, 2024, Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” and the “company”) entered into an Exchange Agreement pursuant to which we agree to issue $9 million principal amount of convertible promissory notes of the company due February 24, 2025 (the “Exchange Notes”) in exchange for the surrender for cancellation and satisfaction in full of a like principal amount of our outstanding convertible promissory notes due February 24, 2024. The notes to be surrendered bear interest at the annual rate of 2%, payable semi-annually, and are convertible at the election of the holder into shares of our common stock at the conversion rate of $0.13 per share. The Exchange Notes will bear interest at the annual rate of 10% and will be convertible into shares of our common stock at an initial conversion rate of $0.13 per share, subject to decrease, but not increase, at the end of each three-month period from issuance to equal the VWAP (as defined) of our common stock and to adjustment in the event of a stock split, reverse stock split and similar events. The principal amount of and accrued interest on the Exchange Notes will be payable in two equal semi-annual installments. No additional consideration was paid in connection with the exchange.

In conjunction with entering into the Exchange Agreement, the note holders entered into a Joinder Agreement and Amendment to Transfer Restriction and Voting Agreement under which they agree to certain restrictions on resale and voting of any conversion shares issued upon conversion of the Exchange Notes.

The foregoing description of the material terms of the Exchange Agreement, the Exchange Notes and the Joinder Agreement and Amendment to Transfer Restriction and Voting Agreement is not complete and is qualified by reference to the full text of the same, copies of which are filed as exhibits hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 of this Report is hereby incorporated herein by reference.

Item 3.02 Unregistered Sale of Securities

The information in Item 1.01 of this Report regarding the issuance of the Exchange Notes is hereby incorporated herein by reference. The Exchange Notes will be issued without registration under the Securities Act of 1933, as amended, in reliance on the exemption from registration under Section 3(a)(9) of such Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2024	Emmaus Life Sciences, Inc.

	By:	/s/ YASUSHI NAGASAKI
		Name:	Yasushi Nagasaki
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Form of Convertible Promissory Note Due February 24, 2025
10.1	Exchange Agreement dated as of February 21, 2024
10.2	Form of Joinder Agreement and Amendment to Transfer Restriction and Voting Agreement
10.3	Transfer Restriction and Voting Agreement (incorporated by reference to Exhibit 10.2 to Form 8-K (File No. 001-35527) filed on February 16, 2021
104	Cover Page Interactive Date File (embedded within Inline XBRL document)

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